Exhibit (h)(xvi) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K


FINANCIAL ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT

THIS AGREEMENT dated as of January 1, 2007 is made, severally and not jointly (except that the parties agree that the calculation required by Section XIII hereunder shall be joint and not several) by each of the investment companies listed on Exhibit A hereto (each, a "Trust") and State Street Bank and Trust Company ("State Street").

WHEREAS, each Trust is registered as a management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") with authorized and issued shares of capital stock or beneficial interest (the "Shares");

WHEREAS, certain Trusts subject to this Agreement are "series companies" as defined in Rule 18f-2(a) under the 1940 Act and, as used in this Agreement, the term "Portfolio" refers to either (i) an individual portfolio of such a series company or (ii) an investment company that is not organized as a series company, and the term "Portfolios" refers to all such portfolios and investment companies, collectively;

WHEREAS, Shares of each Portfolio may be subdivided into "classes" as provided in Rule 18f-3 under the 1940 Act;

WHEREAS, the Trust desires to retain State Street as financial administrator (the "Financial Administrator") to furnish certain financial administrative services on behalf of the Portfolios;

WHEREAS, the Trust desires to retain State Street as accounting agent (the "Accounting Agent") to perform certain accounting and recordkeeping services on behalf of the Portfolios; and

WHEREAS, State Street is willing to perform such services on the terms provided herein.

NOW, THEREFORE, the parties agree as follows:

I.  APPOINTMENT

   A.   Of State Street as the Financial Administrator

The Trust hereby appoints State Street to act as Financial Administrator with respect to the Trust for purposes of providing certain financial administrative services for the period and on the terms set forth in this Agreement. State Street accepts such appointment and agrees to render the financial administrative services stated herein.

The Trust will initially consist of the Portfolios identified on Exhibit A hereto. In the event that the Trust establishes one or more additional Portfolios with respect to which it wishes to retain the Financial Administrator to act as financial administrator hereunder, the Trust shall notify the Financial Administrator in writing (including by facsimile or electronic mail communication). Upon such notification, such Portfolio shall become subject to the provisions of this Agreement to the same extent as the existing Portfolios, except to the extent that such provisions (including those relating to compensation and expenses payable by the Trust and its Portfolios) may be modified with respect to each additional Portfolio in writing by the Trust and the Financial Administrator at the time of the addition of the Portfolio.

   B.   Of State Street as the Accounting Agent

The Trust hereby appoints State Street to act as Accounting Agent with respect to the Portfolios for purposes of providing certain accounting and recordkeeping services for the period and on the terms set forth in this Agreement. State Street accepts such appointment and agrees to render the accounting and recordkeeping services stated herein.

The Trust will initially consist of the Portfolios identified on Exhibit A. In the event that the Trust establishes one or more additional Portfolios with respect to which it wishes to retain the Accounting Agent to act as accounting agent hereunder, the Trust shall notify the Accounting Agent in writing (including by facsimile or electronic mail communication). Upon such notification, such Portfolio shall become subject to the provisions of this Agreement to the same extent as the existing Portfolios, except to the extent that such provisions (including those relating to compensation and expenses payable by the Trust and its Portfolios) may be modified with respect to each additional Portfolio in writing by the Trust and the Accounting Agent at the time of the addition of the Portfolio.

II. REPRESENTATIONS and WARRANTIES

   A.   By State Street.  State Street represents and warrants that:

           1. It is a Massachusetts trust company, duly organized and existing under the laws of The Commonwealth of Massachusetts;

           2. It has the corporate power and authority to carry on its business in The Commonwealth of Massachusetts;

           3.     All  requisite  corporate  proceedings   have  been  taken  to
              authorize it to enter into and perform this Agreement;

           4. No legal or administrative proceedings have been instituted or threatened which would impair State Street's ability to perform its duties and obligations under this Agreement;

           5. Its entrance into this Agreement shall not cause a material breach or be in material conflict with any other agreement or obligation of State Street or any law or regulation applicable to it; and

           6. It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.






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   B.   By the Trust.  The Trust represents and warrants that:

                  1.                       It is duly organized, existing and in
                      good standing under the laws of the jurisdiction in which it was formed;

                  2.                       It has  the power and authority under
                      applicable laws and by its organizational documents to enter into and perform this Agreement;

                  3.                       All  requisite  proceedings have been
                      taken to authorize it to enter into and perform this Agreement;

                  4.                       With respect to each Portfolio, it is
                      an investment company properly registered under the 1940 Act;

                  5.                       A  registration statement  under  the
                      1940 Act (and if Shares of the Portfolio are offered publicly, under the Securities Act of 1933, as amended (the "1933 Act")) has been filed and will be effective and remain effective during the term of this Agreement. The Trust also warrants that as of the effective date of this Agreement, all necessary filings under the securities laws of the states in which the Trust offers or sells its Shares have been made;

                  6.                       No     legal     or    administrative
                      proceedings have been instituted or threatened which would impair the Trust's ability to perform its duties and obligations under this Agreement;

                  7.                       Its entrance into this Agreement will
                      not cause a material breach or be in material conflict with any other agreement or obligation of the Trust or any law or regulation applicable to it; and

                  8.                       As  of  the  close of business on the
                      date of this Agreement, the Trust is authorized to issue its Shares.

III.DUTIES of STATE STREET

   A. As the Financial Administrator. The Financial Administrator shall provide the following services, in each case, subject to the control, supervision and direction of the respective Trust and its Board of Trustees/Directors (the "Board") and in accordance with procedures which may be established from time to time between the Trust and the Financial Administrator (including the procedures established in the "Service Level Agreement" as defined in Section V of this Agreement):

        1. Compile, review and deliver to the Trust, fund performance statistics including Securities and Exchange Commission (the "SEC") yields, distribution yields and total returns;

        2. Prepare and submit for approval by officers of the Trust a fund expense budget, review expense calculations and arrange for payment of the Trust's expenses;

        3. Prepare and submit for approval the annual Statement of Position 93-2 ("ROCSOP") adjustment based in part on the tax provision information provided by Federated Administrative Services.

        4. Prepare for review and approval by officers of the Trust financial information required for the Trust's annual and semi-annual reports, proxy statements and other communications required or otherwise to be sent to shareholders; review text of "President's Letter to Shareholders" and "Management's Discussion of Financial Performance" as included in shareholder reports (which shall also be subject to review by the Trust's legal counsel);

        5. Prepare for review by an officer of and legal counsel for the Trust the Trust's periodic financial reports required to be filed with the SEC on Form N-SAR and financial information required by Form N-1A, Form N-14, Form N-Q and Form 24F-2 and such other reports, forms or filings as may be mutually agreed upon;

        6. Prepare reports relating to the business and affairs of the Trust as may be mutually agreed upon and not otherwise prepared by the Trust's investment adviser, custodian, legal counsel or independent accountants;

        7. Oversee and review calculations of fees paid to State Street and to the Trust's investment adviser, shareholder servicing agent, distributor, custodian, fund administrator, fund accountant and transfer and dividend disbursing agent ("Transfer Agent"), in addition to the oversight and review of all asset based fee calculations;

        8. Prepare fund income forecasts and submit for approval by officers of the Trust, recommendations for fund income dividend distributions;

        9. Maintain continuing awareness of significant emerging regulatory and legislative developments which may affect the Trust, and provide related planning assistance where requested or appropriate;

       10.Complete monthly preferred shares "asset coverage" test (as that term is defined in Section 18(h) of the 1940 Act) (the "1940 Act Test") following the compliance procedures contained in Exhibit D attached hereto, as such Exhibit may be amended from time to time by mutual agreement of the parties (the "Compliance Procedures");

        11.Complete monthly preferred shares basic maintenance amount test for Fitch Ratings, Ltd. ("Fitch") (the "Fitch Preferred Shares Basic Maintenance Test") following the Compliance Procedures; and

        12.Complete monthly preferred shares basic maintenance amount test for Moody's Investors Service, Inc. ("Moody's") (the "Moody's Preferred Shares Basic Maintenance Test") following the Compliance Procedures.

The Financial Administrator shall provide the office facilities and the personnel required by it to perform the services contemplated herein.

   B. As the Accounting Agent. The Accounting Agent shall provide the following services, in each case, subject to the control, supervision and direction of the respective Trust and its Board and in accordance with procedures which may be established from time to time between the Trust and the Accounting Agent (including the procedures established in the "Service Level Agreement" as defined in Section V of this Agreement):

           1. Books of Account. The Accounting Agent shall maintain the books of account of the Trust and shall perform the following duties in the manner prescribed by the respective Trust's currently effective prospectus, statement of additional information or other governing document, certified copies of which have been supplied to the Accounting Agent (a "Governing Document") (including the procedures established in the Service Level Agreement):

           a. Value the assets of each Portfolio using: primarily, market quotations (including the use of matrix pricing) supplied by the independent pricing services selected by the Accounting Agent in consultation with the Trust's investment adviser (the "Adviser") and approved by the Board; secondarily, if a designated pricing service does not provide a price for a security that the Accounting Agent believes should be available by market quotation, the Accounting Agent may obtain a price by calling brokers designated by the Adviser, or if the Adviser does not supply the names of such brokers, the Accounting Agent will attempt on its own to find brokers to price the security, subject to approval by the Adviser; thirdly, for securities for which no market price is available, the Valuation Committee overseen by the Board (the "Committee") will determine a fair value in good faith; or fourthly, such other procedures as may be adopted by the Board. Consistent with Rule 2a-4 under the 1940 Act, estimates may be used where necessary or appropriate. The Accounting Agent is not the guarantor of the accuracy of the securities prices received from such pricing agents and the Accounting Agent is not liable to the Trust for errors in valuing a Portfolio's assets or calculating the net asset value (the "NAV") per share of such Portfolio or class when the calculations are based upon inaccurate prices provided by pricing agents. The Accounting Agent will provide daily to the Adviser the security prices used in calculating the NAV of each Portfolio, for its use in preparing exception reports for those prices on which the Adviser has a comment. Further, upon receipt of the exception reports generated by the Adviser, the Accounting Agent will diligently pursue communication regarding exception reports with the designated pricing agents;

           b. Determine the NAV per share of each Portfolio and/or class, at the time and in the manner from time to time determined by the Board and as set forth in the Prospectus of such Portfolio;





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           c.     Prepare  the  weekly  or  bi-weekly mark-to-market reports and analysis in compliance with Rule 2a-7 for each of the money market portfolios.

           d. Monitor the triggers used to determine when the ITG fair value pricing procedures may be invoked, as further detailed on attached Exhibit C (the Fair Value Pricing Authorization), and inform the appropriate Federated personnel that triggers had been met.

           e.     Calculate the net income of each of the Portfolios, if any;

           f. Calculate realized capital gains or losses of each of the Portfolios resulting from sale or disposition of assets, if any;

           g.     Calculate the expense accruals for each fund/class of shares;

           h.     Determine the dividend factor for all daily dividend funds;

           i. Maintain the general ledger and other accounts, books and financial records of the Trust, including for each Portfolio, as required under Section 31(a) of the 1940 Act and the rules thereunder in connection with the services provided by State Street

           j. At the request of the Trust, prepare various reports or other financial documents in accordance with generally accepted accounting principles as required by federal, state and other applicable laws and regulations; and

           k. Such other similar services as may be reasonably requested by the Trust.

The Trust shall provide timely prior notice to the Accounting Agent of any modification in the manner in which such calculations are to be performed as prescribed in any revision to the Trust's Governing Document. The Accounting Agent shall not be responsible for any revisions to the manner in which such calculations are to be performed unless such revisions are communicated in writing to the Accounting Agent.

        2. Records. The Accounting Agent shall create and maintain all records relating to its activities and obligations under this Agreement in such a manner as will meet the obligations of the Trust under the 1940 Act, specifically Section 31 thereof and Rules 31a-1 and 31a-2 thereunder. All such records shall be the property of the Trust and shall at all times during the regular business hours of the Accounting Agent be open for inspection by duly authorized officers, employees or agents of the Trust and employees and agents of the SEC. Subject to Section XVII.B below, the Accounting Agent shall preserve for the period required by law the records required to be maintained thereunder.





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IV.   DUTIES of the TRUST

   A. Delivery of Documents. The Trust will promptly deliver, upon request, to the Financial Administrator copies of each of the following documents and all future amendments and supplements, if any:

           1.     The Trust's organizational documents;

           2. The Trust's currently effective registration statements under the 1933 Act (if applicable) and the 1940 Act and the Trust's Prospectus(es) and Statement(s) of Additional Information (collectively, the "Prospectus") relating to all Portfolios and all amendments and supplements thereto as in effect from time to time;

           3. Certified copies of resolutions of the Board authorizing (a) the Trust to enter into this Agreement and (b) certain individuals on behalf of the Trust and its third-party agents to (i) give instructions to the Financial Administrator pursuant to this Agreement and (ii) authorize the payment of expenses;

           4. The investment advisory agreements between the Trust and the Advisers; and

           5. Such other certificates, documents or opinions which the Financial Administrator may, in its reasonable discretion, deem necessary or appropriate in the proper performance of its duties.

The Trust shall provide, or shall cause its third-party agent to provide, timely notice to the Accounting Agent of all data reasonably required by the Accounting Agent for performance of its duties described in Section III.B hereunder. The Trust's failure to provide such timely notice shall excuse the Accounting Agent from the performance of such duties, but only to the extent the Accounting Agent's performance is prejudiced by the Trust's failure.

State Street is authorized and instructed to rely upon any and all information it receives from the Trust or its third-party agent that it reasonably believes to be genuine. State Street shall have no responsibility to review, confirm or otherwise assume any duty with respect to the accuracy or completeness of any data supplied to it by or on behalf of the Trust.

State Street shall value the Trust's securities and other assets utilizing prices obtained from sources designated by the Trust, or the Trust's duly-authorized agent, on a Price Source Authorization substantially in the form attached hereto as Exhibit B or otherwise designated by means of Proper Instructions (as such term is defined herein) (collectively, the "Authorized Price Sources"). State Street shall not be responsible for any revisions to the methods of calculation adopted by the Trust unless and until such revisions are communicated in writing to State Street.

   B. Proper Instructions. The Trust and its third-party agents shall communicate to State Street by means of Proper Instructions. Proper Instructions shall mean (i) a writing signed or initialed by one or more persons as the Board shall have from time to time authorized or (ii) a communication effected directly between the Trust or its third-party agent and State Street by electro-mechanical or electronic devices, provided that the Trust and State Street have approved such procedures. State Street may rely upon any Proper Instruction believed by it to be genuine and to have been properly issued by or on behalf of the Trust. Oral instructions shall be considered Proper Instructions if State Street reasonably believes them to have been given by a person authorized to give such instructions. The Trust and its third-party agents shall cause all oral instructions to be confirmed in accordance with clauses (i) or (ii) above, as appropriate. The Trust and its third-party agents shall give timely Proper Instructions to State Street in regard to matters affecting accounting practices and State Street's performance pursuant to this Agreement.

V.    PERFORMANCE GOALS:

      A. The Trust and State Street have developed mutually acceptable performance goals dated January 1, 2007, and as may be amended from time to time, regarding the manner in which they expect to deliver and receive the services under this Agreement (hereinafter referred to as "Service Level Agreement"). The parties agree that such Service Level Agreement reflects performance goals and any failure to perform in accordance with the provisions thereof shall not be considered a breach of contract that gives rise to contractual or other remedies. It is the intention of the parties that the sole remedy for failure to perform in accordance with the provisions of the Service Level Agreement, or any dispute relating to performance goals set forth in the Service Level Agreement, will be a meeting of the parties to resolve the failure pursuant to the consultation procedure described in Sections V. B. and V.C. below. Notwithstanding the foregoing, the parties hereby acknowledge that any party's failure (or lack thereof) to meet the provisions of the Service Level Agreement, while not in and of itself a breach of contract giving rise to contractual or other remedies, may factor into the Trust's reasonably determined belief regarding the standard of care exercised by State Street hereunder.

      B. Consultation Procedure. If a party hereto is unable to meet the provisions of the Service Level Agreement, or in the event that a dispute arises relating to performance goals set forth in the Service Level Agreement, either party to this Agreement shall address any concerns it may have by requiring a consultation with the other party.

      C. Purpose of Consultation Procedure. The purpose of the consultation procedure is to endeavor to resolve any failure to meet the provisions of the Service Level Agreement. If a consultation occurs under this Section V, all parties must negotiate in good faith to endeavor to:

      1.    implement changes which will enable the Service Level
            Agreement provisions to be met - such changes may include, but are not limited to, modification of either or both parties' respective operational resources;

      2. agree to alternative Service Level Agreement provisions which meet the parties' respective business requirements; or

      3. otherwise find a solution such that within a reasonable time after the consultation, the inability to meet the Service Level Agreement provision(s) is reasonably expected to be less likely to occur in the future.

VI.   COMPLIANCE WITH GOVERNMENTAL RULES and REGULATIONS; RECORDS

The Trust assumes full responsibility for its compliance with all securities, tax, commodities and other laws, rules and regulations applicable to it.

VII.    WARRANTIES

If, prior to the Accounting Agent's calculation of the current NAV, the Trust or its third-party agent notifies the Accounting Agent that any of its accounting services are erroneous in any material respect, the Accounting Agent shall endeavor in a timely manner to correct such failure. Third-parties that are selected by and approved by the Trust and from which the Accounting Agent may obtain certain data included in the accounting services are solely responsible for the contents of such data and the Trust agrees to make no claim against the Accounting Agent arising out of the contents of such third-party data including, but not limited to, the accuracy thereof.

VIII. FORCE MAJEURE

   The parties will maintain throughout the term of this Agreement, such contingency plans as are reasonably believed to be necessary and appropriate to recover the parties' operations from the occurrence of a disaster and which are consistent with any statute or regulation to which the parties are subject that imposes business resumption and contingency planning standards. The parties agree to provide to one another a summary of their respective contingency plans as they relate to the systems used to provide the services hereunder and to provide periodic updates of such summary upon a party's reasonable request. If any party is unable to carry out any of its obligations under this Agreement because of conditions beyond its reasonable control, including, but not limited to, acts of war or terrorism, work stoppages, fire, civil disobedience, delays associated with hardware malfunction or availability, riots, rebellions, storms, electrical failures, acts of God, and similar occurrences ("Force Majeure"), this Agreement will remain in effect and the non-performing party's obligations shall be suspended without liability for a period equal to the period of the continuing Force Majeure (which such period shall not exceed fifteen (15) business days), provided that:

      (1) where reasonably practicable, the non-performing party gives the other party prompt notice describing the Force Majeure, including the nature of the occurrence and its expected duration and, where reasonably practicable, continues to furnish regular reports with respect thereto during the period of Force Majeure;

      (2) the suspension of obligations is of no greater scope and of no longer duration than is required by the Force Majeure;

      (3) no obligations of any party that accrued before the Force Majeure are excused as a result of the Force Majeure; and





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      (4)   the  non-performing  Party uses reasonable  efforts  to  remedy  its inability to perform as quickly as possible.

IX.     INSTRUCTIONS and ADVICE

At any time, State Street may apply to any officer of the Trust for instructions and may consult with its own legal counsel with respect to any matter arising in connection with the services to be performed by State Street under the terms of this Agreement. At any time, State Street may consult with outside counsel for the Trust or the independent accountants for the Trust ("Trust Advisers") at the expense of the Trust, provided that State Street first obtains consent of the Trust which shall not be unreasonably withheld, with respect to any matter arising in connection with the services to be performed by State Street under the terms of this Agreement. In its capacity as the Financial Administrator or as the Accounting Agent under the terms of this Agreement, State Street shall not be liable, and shall be indemnified by the Trust or appropriate Portfolio for any action taken or omitted by it in good faith reliance upon any instructions or advice provided to State Street by a Trust Adviser or upon any paper or document reasonably believed by it to be genuine and to have been signed by the proper person or persons. State Street shall not be held to have notice of any change of authority of any person until receipt of written notice thereof from the Trust. Nothing in this paragraph shall be construed as imposing upon State Street any obligation to seek such instructions or advice, or to act in accordance with such advice when received.

X.    NOTICES

All notices shall be in writing and deemed given when delivered in person, by facsimile, by overnight delivery through a commercial courier service, or by registered or certified mail, return receipt requested. Notices shall be addressed to each party at its address set forth below, or such other address as the recipient may have specified by earlier notice to the sender:

If to State Street:LaFayette Corporate Center
                  2 Avenue de LaFayette, 4 South
                  Boston, MA  02111
                  ATTN:  Michael E. Hagerty
                  Telephone:  (617) 662-3630
                  Facsimile:  (617) 662-3690

With a copy to:   State Street Bank and Trust Company
                  2 Avenue de LaFayette, 2nd Floor
                  P.O. Box 5049
                  Boston, MA  02206-5049
                  ATTN:  Mary Moran Zeven, Esq.
                  Telephone:  (617) 662-1783
                  Facsimile:  (617) 662-3805





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If to the Trust:  5800 Corporate Drive
                  Pittsburgh, PA  15237-7010
                  ATTN:  Richard A. Novak, Treasurer
                  Telephone:  (412) 288-7045
                  Facsimile:  (412) 288-8719

XI.     CONFIDENTIALITY

State Street agrees that, except as otherwise required by law or in connection with any required disclosure to a banking or other regulatory authority, it will keep confidential all records and information in its possession relating to the Trust or its beneficiaries and will not disclose the same to any person except at the request or with the written consent of the Trust.

XII.    LIMITATION of LIABILITY and INDEMNIFICATION

State Street shall be held to a standard of reasonable care in carrying out its duties under this Agreement. State Street shall be responsible for the performance of only such duties as are set forth in this Agreement and, except as otherwise provided under Section XVI, shall have no responsibility for the actions or activities of any other party, including other service providers. State Street shall have no liability for any error of judgment or mistake of law or for any loss or damage resulting from the performance or nonperformance of its duties hereunder unless caused by or resulting from the negligence, reckless misconduct, willful malfeasance or lack of good faith of State Street, its officers or employees and, in such event, such liability will be subject to the limitations set forth in Section XIII herein. STATE STREET SHALL NOT BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY KIND WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES) IN ANY WAY DUE TO THE TRUST'S USE OF THE SERVICES DESCRIBED HEREIN OR THE PERFORMANCE OF OR FAILURE TO PERFORM STATE STREET'S OBLIGATIONS UNDER THIS AGREEMENT. This disclaimer applies without limitation to claims regardless of the form of action, whether in contract (including negligence), strict liability, or otherwise and regardless of whether such damages are foreseeable.

The Trust will indemnify and hold harmless State Street and its stockholders, directors, officers, employees, agents, and representatives (collectively, the "Trust Indemnified Persons") for, and will pay to the Trust Indemnified Persons the amount of, any actual and direct damages, whether or not involving a third-party claim (collectively, the "Damages"), arising from or in connection with
(i) any act or omission by State Street (or any of its affiliates) pursuant to this Agreement which does not constitute negligence, reckless misconduct, willful malfeasance or lack of good faith in fulfilling the terms and obligations of this Agreement, (ii) any act or omission by the Trust (or any of its affiliates) which constitutes a breach of any representation, warranty, term, or obligation contained in this Agreement, or (iii) any act or omission by the Trust (or any of its affiliates) which constitutes negligence, reckless misconduct, willful malfeasance, or lack of good faith in fulfilling the terms and obligations of this Agreement. The remedies provided in this paragraph are not exclusive of or limit any other remedies that may be available to State Street or any other Trust Indemnified Person.

State Street will indemnify and hold harmless the Trust, and its respective shareholders, trustees, directors, officers, agents, and representatives (collectively, the "State Street Indemnified Persons") for, and will pay to the State Street Indemnified Persons the amount of, any Damages, arising from or in connection with (i) any act or omission by State Street (or any of its affiliates) which constitutes a breach of any representation, warranty, term, or obligation contained in this Agreement or (ii) any act or omission by State Street (or any of its affiliates) which constitutes negligence, reckless misconduct, willful malfeasance, or lack of good faith in fulfilling the terms and obligations of this Agreement; provided, however, that State Street shall not be required to provide indemnification for damages arising from errors caused by inaccurate prices received from independent pricing services and reasonably relied upon by State Street. In the event that State Street is required to provide indemnification under this Section XII, its liability shall be limited as described under Section XIII below. The remedies provided in this paragraph are not exclusive of or limit any other remedies that may be available to the Trust or any other State Street Indemnified Person.

The indemnification and limitation of liability contained herein shall survive the termination of this Agreement.

XIII.   EXCLUSIVE REMEDY

State Street's total cumulative liability under this Agreement for all of the Trusts in the aggregate during any calendar year shall be limited to actual or direct damage up to the aggregate amount of two (2) times the fees earned by State Street under Section XVI hereunder during the calendar year (or annualized period) preceding the event giving rise to liability.

XIV.    SERVICES NOT EXCLUSIVE

The services of State Street to the Trust are not to be deemed exclusive and State Street shall be free to render similar services to others. State Street shall be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trust from time to time, have no authority to act or represent the Trust in any way or otherwise be deemed an agent of the Trust.

XV.     TERM; TERMINATION; AMENDMENT

   A. Term. This Agreement shall become effective on the date first written above and shall remain in full force and effect for a period of four (4) years from the effective date (the "Initial Term") and shall automatically continue in full force and effect after such Initial Term unless either party terminates this Agreement by written notice to the other party at least six (6) months prior to the expiration of the Initial Term. During the Initial Term and upon reasonable prior notice to State Street and or the circumstances, the Treasurer of the funds may, at any time, and from time to time, as approved by the Board, remove funds from the list of funds on Exhibit A for purposes of selecting another service provider; provided, however, that the number of funds so removed within any calendar year shall not exceed five (5). Additionally, if State Street (or any of its affiliates) engages in (i) any act or omission which constitutes a breach of any representation, warranty, term, or obligation contained in this Agreement or (ii) any act or omission which constitutes negligence, reckless misconduct, willful malfeasance, or lack of good faith in fulfilling the terms and obligations of this Agreement, then each Trust or series thereof, shall have the right to immediately terminate this Agreement.

   B. Termination. Either party may terminate this Agreement at any time after the Initial Term upon at least six (6) months' prior written notice to the other party. Termination of this Agreement with respect to any given Portfolio shall in no way affect the continued validity of this Agreement with respect to any other Portfolio. Upon termination of this Agreement, the Trust shall pay to State Street such compensation and any reimbursable expenses as may be due under the terms hereof as of the date of such termination, including reasonable out-of-pocket expenses associated with such termination.

   C. Amendment. This Agreement may be modified or amended from time to time by the mutual agreement of the parties hereto. No amendment to this Agreement shall be effective unless it is in writing and signed by a duly authorized representative of each party. The term "Agreement", as used herein, includes all schedules and attachments hereto and any future written amendments, modifications, or supplements made in accordance herewith.

XVI.  FEES, EXPENSES and EXPENSE REIMBURSEMENT

State Street shall receive from the Trust such compensation for its services provided pursuant to this Agreement as may be agreed to from time to time as set forth in the Financial Administration and Accounting Services Fee Schedule between the parties (the "Fee Schedule"), attached as Schedule 1, approved by the parties. In the event of substantial change in the mix of types of Portfolios or in the event of new types of Portfolios offered by the Trust or modifications or changes to the service delivery requirements, the parties shall review the existing fee structure and an appropriate adjustment to the fee, if any, shall be negotiated by the parties within ninety (90) days. The fees are accrued daily and billed monthly and shall be due and payable upon receipt of the invoice. Upon the termination of this Agreement before the end of any month, the fee for the part of the month before such termination shall be prorated according to the proportion which such part bears to the full monthly period and shall be payable upon the date of termination of this Agreement. In addition, the Trust shall reimburse State Street for its out-of-pocket costs and expenses incurred in connection with this Agreement with respect to reasonable attorney's fees incurred by State Street to collect any charges due under this Agreement.

The Trust agrees to promptly reimburse State Street for any equipment and supplies specially ordered by or for the Trust (with the Trust's consent) through State Street and for any other expenses not contemplated by this Agreement that State Street may incur on the Trust's behalf at the Trust's request and with the Trust's consent.

Each party will bear all expenses that are incurred in its operation and not specifically assumed by the other party. Expenses to be borne by the Trust include, but are not limited to: Organization expenses; cost of services of independent accountants and outside legal and tax counsel (including such counsel's review of the Trust's registration statement, proxy materials, federal and state tax qualification as a regulated investment company and other reports and materials prepared by State Street under this Agreement); cost of any services contracted for by the Trust directly from parties other than State Street; cost of trading operations and brokerage fees, commissions and transfer taxes in connection with the purchase and sale of securities for the Trust; investment advisory fees; taxes, insurance premiums and other fees and expenses applicable to its operation; costs incidental to any meetings of shareholders including, but not limited to, legal and accounting fees, proxy filing fees and the costs of preparation, printing and mailing of any proxy materials; costs incidental to Board meetings, including fees and expenses of Board members; the salary and expenses of any officer, director/trustee or employee of the Trust; costs incidental to the preparation, printing and distribution of the Trust's registration statements and any amendments thereto and shareholder reports; cost of typesetting and printing of prospectuses; cost of preparation and filing of the Trust's tax returns, Form N-1A or N-2, Form N-14, Form N-Q and Form N-SAR, and all notices, registrations and amendments associated with applicable federal and state tax and securities laws; fidelity bond and directors' and officers' liability insurance; and cost of independent pricing services used in computing the Trust's NAV.

State Street is authorized to and may employ or associate with such person or persons as it may deem desirable to assist it in performing its duties under this Agreement; provided, however, that the compensation of such person or persons shall be paid by State Street and State Street shall be as fully responsible to the Trust for the acts and omissions of any such person or persons as it is for its own acts and omissions.

XVII. ASSIGNMENT; SUCCESSOR AGENT

   A. Assignment. This Agreement shall not be assigned by either party without the prior written consent of the other party, except that either party may assign to a successor all of or a substantial portion of its business, or to a party controlling, controlled by, or under common control with such party.

   B. Successor Agent. This Agreement shall be binding on and shall inure to the benefit of each party and to their successors and permitted assigns. If a successor agent for the Trust shall be appointed by the Trust, State Street shall upon termination deliver to such successor agent all properties of the Trust held by it hereunder.

In the event that no written order designating a successor agent or Proper Instructions shall have been delivered to State Street on or before the date when such termination shall become effective, then State Street shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the 1940 Act, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $100,000,000, all properties held by State Street under this Agreement. Thereafter, such bank or trust company shall be the successor of State Street under this Agreement.

XVIII.ENTIRE AGREEMENT

This Agreement (including all schedules and attachments hereto) constitutes the entire Agreement between the parties with respect to the subject matter hereof and terminates and supersedes all prior agreements, representations, warranties, commitments, statements, negotiations and undertakings with respect to such services to be performed hereunder whether oral or in writing.

XIX.  WAIVER

The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver nor shall it deprive such party of the right thereafter to insist upon strict adherence to that term or any term of this Agreement. Any waiver must be in writing signed by the waiving party.

XX.   HEADINGS NOT CONTROLLING

Headings used in this Agreement are for reference purposes only and shall not be deemed a part of this Agreement.

XXI.  SURVIVAL

After expiration or termination of this Agreement, all provisions relating to payment (Section XVI and the Fee Schedule) shall survive until completion of required payments. In addition, all provisions regarding termination (Section
XV), indemnification, warranty, liability and limits thereon  (Section  XII  and
Section XIII) shall survive, unless and until the expiration of any time period specified elsewhere in this Agreement with respect to the provision in question.

XXII. SEVERABILITY

In the event any provision of this Agreement is held illegal, invalid, void or unenforceable, the balance shall remain in effect, and if any provision is inapplicable to any person or circumstance it shall nevertheless remain applicable to all other persons and circumstances.

XXIII.GOVERNING LAW; JURISDICTION

This Agreement shall be deemed to have been made in The Commonwealth of Massachusetts and shall be governed by and construed under and in accordance with the laws of The Commonwealth of Massachusetts without giving effect to its conflict of laws principles and rules. The parties agree that any dispute arising herefrom shall be subject to the exclusive jurisdiction of courts sitting in The Commonwealth of Massachusetts.

XXIV. REPRODUCTION OF DOCUMENTS

This Agreement and all schedules, exhibits, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

XXV.  REMOTE ACCESS SERVICES ADDENDUM

State Street and the Trust agree to be bound by the terms of the Remote Access Services Addendum attached hereto as Exhibit E.

XXVI. MISCELLANEOUS

The execution and delivery of this Agreement have been authorized by the Board of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by the Board nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, and the obligations of this Agreement are not binding upon any member of the Board or shareholders of the Trust, but bind only the property of the Trust, or Portfolio, as provided in the organizational documents.

Each party agrees to promptly sign all documents and take any additional actions reasonably requested by the other to accomplish the purposes of this Agreement.




                       [Remainder of Page Intentionally Blank]

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


STATE STREET BANK AND TRUST COMPANY



By:  /s/ Michael E. Hagerty
Name:  Michael E. Hagerty
Title:  Senior Vice President
Date:  December 29, 2006


INVESTMENT COMPANIES
(Listed on Exhibit A hereto)



By:  /s/ Richard A. Novak
Name:  Richard A. Novak
Title:  Treasurer
Date:  December 28, 2006

                                   EXHIBIT A
       TO THE FINANCIAL ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT
                             (REVISED AS OF 6/1/07)



Federated American Leaders Fund, Inc.

                                   EXHIBIT B

To:           State Street Bank and Trust Company

From:         Federated Investors, Inc.

Client Name:  Federated Investors, Inc.
Client Address:Federated Investors Tower
              1001 Liberty Avenue
              Pittsburgh, PA 15222-3779

Date:  January 1, 2007

Re:  PRICE SOURCE AUTHORIZATION

Reference is made to the Financial Administration and Accounting Services Agreement dated January 1, 2007 between the registered investment companies, or series thereof, listed on Exhibit A to the Financial Administration and Accounting Services Agreement (each, a "Trust") and State Street Bank and Trust Company ("State Street"). Capitalized terms used in this Price Source Authorization or in any attachment or supplement shall have the meanings provided in the Financial Administration and Accounting Services Agreement unless otherwise specified. Pursuant to the Financial Administration and Accounting Services Agreement, the Trust hereby directs State Street to calculate the net asset value ("NAV") of the Trust or, if applicable, its Series, in accordance with the terms of each Trusts' or Series' currently effective Prospectus. State Street will perform the NAV calculation subject to the terms and conditions of the Financial Administration and Accounting Services Agreement and this Authorization.

The Trust hereby authorizes State Street to use the pricing sources specified on the attached Authorization Matrix (as amended from time to time) as sources for prices of assets in calculating the net asset value of the Trust. The Trust understands that State Street does not assume responsibility for the accuracy of the quotations provided by the specified pricing sources and that State Street shall have no liability for any incorrect data provided by the pricing sources specified by the Trust, except as provided under the Financial Administration and Accounting Services Agreement (including agreed upon tolerance checks as to the data furnished and calculating the net asset value of the Trust in accordance with the data furnished to State Street). The Trust also acknowledges that prices supplied by the Funds or an affiliate may be subject to approval of the Trust's Board and are not the responsibility of State Street.

The Trust agrees to indemnify and hold State Street harmless as provided under the Financial Administration and Accounting Services Agreement.

State Street agrees that written notice of any change in the name of any specified pricing source will be sent to the Trust as such information is available to State Street.

Kindly acknowledge your acceptance of the terms of this letter in the space provided below.

(CLIENT/FUND NAME)

By:  /s/ Richard A. Novak            The foregoing terms are hereby accepted.
Title:  -Treasurer, Federated Funds  STATE STREET BANK AND TRUST COMPANY

                                     By:  /s/ Leo O'Donnell
                                     Title: Vice President

  AUTHORIZATION MATRIX


AUTHORIZATION MATRIX TO BE ATTACHED TO PRICE SOURCE AUTHORIZATION DATED 1/1/2007

CLIENT: FEDERATED INVESTORS                 EFFECTIVE DATE:   January 01, 2007
                                       (supersedes prior Authorization Matrices)

Security Type                                                PRIMARY     SECONDARY     TERTIARY    PRICING     PRICING    VALUATION
                                                              SOURCE       SOURCE       SOURCE      LOGIC      DEFAULT      POINT
                                                                                                                LOGIC
EQUITIES
U.S. LISTED EQUITIES (NYSE, AMEX)                            REUTERS    THOMSON/ILX       FT         LAST        MEAN     MARKET
                                                                                     Interactive                          CLOSE
                                                                                         Data
U.S. OTC EQUITIES                                            REUTERS    THOMSON/ILX       FT         NOCP        MEAN       MARKET
 (NASDAQ)                                                                            Interactive                            CLOSE
                                                                                         Data
FOREIGN EQUITIES                                             REUTERS    THOMSON/ILX       FT         LAST        MEAN       MARKET
                                                                                     Interactive                            CLOSE
                                                                                         Data
LISTED ADR'S                                                 REUTERS    THOMSON/ILX       FT         LAST        MEAN       MARKET
                                                                                     Interactive                            CLOSE
                                                                                         Data
FIXED INCOME
MUNICIPAL BONDS                                             Standard &       FT       BLOOMBERG      BID                  EVALUATED
                                                              Poor's    Interactive
                                                             4:00 pm*       Data
                                                                          4:00 pm*
MORTGAGE BACKED                                            BEAR STEARNS   REUTERS        FT /      Based on               EVALUATED
                                                             4:00 pm*     4:00 pm*    BLOOMBERG   Cash Flows
TREASURIES                                                 BEAR STEARNS   REUTERS        FT /      BID side               EVALUATED
                                                             4:00 pm*     4:00 pm*    BLOOMBERG     quote
ABS, HIGH GRADE CORPORATES, CONVERTIBLE BONDS, YANKEE /      REUTERS         FT       BLOOMBERG      MEAN                 EVALUATED
BRADY BONDS                                                  4:00 pm*   Interactive
                                                                            Data
                                                                          3:00 pm*
HIGH YIELD CORPORATES (BBB- OR BELOW, INCLUDES NA, NR,          FT        REUTERS     BLOOMBERG      MEAN                 EVALUATED
ETC.)                                                      Interactive    4:00 pm*
                                                               Data
                                                             3:00 pm*
EUROBONDS/FOREIGN BONDS                                         FT        FRI CORP    BLOOMBERG      LAST        BID
                                                           Interactive
                                                               Data
OTHER ASSETS
OPTIONS                                                      REUTERS     BLOOMBERG                   MEAN        LAST       MARKET
                                                                                                                            CLOSE
FUTURES                                                      REUTERS     BLOOMBERG                                        SETTLEMENT
NON - LISTED ADR'S                                              FT       BLOOMBERG                   LAST        MEAN
                                                           Interactive
                                                               Data
CREDIT DEFAULT SWAPS                                       BEAR STEARNS                           Mid Level               EVALUATED
                                                             4:00 pm*                               Quote
MUTUAL FUNDS                                                Accounting   BLOOMBERG                                          MARKET
                                                              Agent                                                         CLOSE
EXCHANGE RATES
                                                              World     BLOOMBERG           SNAPSHOT                 4:00PM
                                                             Markets
Money Market Pricing
                                                                FT        REUTERS     BLOOMBERG
                                                           Interactive
                                                               Data

  AUTHORIZATION MATRIX



* TIMES FOR DOMESTIC BOND FEEDS ARE SUPPLIED BY THE INDIVIDUAL VENDORS TO INDICATE THE TIMING OF THEIR EVALUATION





                   PRICE SOURCE AND METHODOLOGY AUTHORIZATION

INSTRUCTIONS: FOR EACH SECURITY TYPE ALLOWED BY THE TRUST'S PROSPECTUS, PLEASE INDICATE THE PRIMARY, SECONDARY AND TERTIARY SOURCE TO BE USED IN CALCULATING NET ASSET VALUE FOR THE TRUST IDENTIFIED. NOTE: IF INVESTMENT MANAGER IS A PRICING SOURCE, PLEASE SPECIFY EXPLICITLY.

STATE STREET PERFORMS A DATA QUALITY REVIEW PROCESS AS SPECIFIED IN THE SOURCES STATUS PRICING MATRIX ON THE NAVIGATOR PRICING SYSTEM WHICH SPECIFIES PRICING TOLERANCE THRESHOLDS, INDEX AND PRICE AGING DETAILS. THE SOURCES STATUS PRICING MATRIX WILL BE PROVIDED FOR YOUR INFORMATION AND REVIEW.





AUTHORIZED BY:     /S/ RICHARD A. NOVAK         ACCEPTED: /S/ MICHAEL E. HAGERTY
                   12/28/06                     12/29/06
                   TRUST OFFICER                STATE STREET VICE PRESIDENT

                                                       EXPLANATION OF FIELDS
Client:     Indicate the name of the Client and the Trust name or if multiple trusts, attach a list of trust names
Primary     Indicate the primary source for prices for the security type.  If an Investment Manager is a pricing source, please
Source:     specify explicitly.
Secondary   Indicate the secondary source for prices for the security type.  If an Investment Manager is a pricing source, please
Source:     specify explicitly.
Tertiary    Indicate the tertiary (3rd level) source for prices for the security type.  If an Investment Manager is a pricing
Source:     source, please specify explicitly.
Pricing     Indicate the price type to be referenced for the security type: Ask, Bid, Close, Evaluated, Last, Official Close etc.-
Logic:      Please note that the closing price reported by an exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close", the "official closing price" or other similar term) will be taken to be the
            "most recent sale price" for purposes of this section. In these instances, it is believed to be representative of the value at the close of the exchange.
Pricing     Indicate the price type to be referenced for the security type: Ask, Bid, Close, Evaluated, Last, etc. in the instance
Default     where the preferred price
Logic:      type is not available.
Valuation   That point in time where the market inputs needed for the applicable valuation process/model are taken from market
Point:      sources (trading market
            or counterparty)
Authorized  Provide the signature of the person authorizing the completion of the Price Source Authorization
By:
Date:       Indicate the date the Price Source Authorization was completed

                                   EXHIBIT C

                        FAIR VALUE PRICING AUTHORIZATION

  AUTHORIZATION MATRIX


To:                 State Street Bank and Trust Company

From:               Federated Investors, Inc.

Client Name:        Federated Investors, Inc.

Client Address:     Federated Investors Tower
                    1001 Liberty Avenue
                    Pittsburgh, PA. 15222-3779

Date:  January 1, 2007

Re:  FAIR VALUE PRICING AUTHORIZATION

Reference is made to the Financial Administration and Accounting Services Agreement dated January 1, 2007 between the Trust and State Street Bank and Trust Company ("State Street"). Capitalized terms used in this Fair Value Pricing Authorization or in any attachment or supplement shall have the meanings provided in the Financial Administration and Accounting Services Agreement unless otherwise specified. Pursuant to the Financial Administration and Accounting Services Agreement, the Fund hereby directs State Street to calculate the net asset value ("NAV") of the Trust or, if applicable, its Series, in accordance with the terms of the Trusts' or Series' currently effective Prospectus or other governing documents. State Street will perform the NAV calculation subject to the terms and conditions of the Financial Administration and Accounting Services Agreement, Price Source Authorization, and this Authorization.

The Trust hereby authorizes State Street to use the Fair Value pricing source specified on the attached Fair Value Pricing Authorization Form to obtain adjustment factors to be applied to the closing prices of the securities of the Trust or the Series to calculate a fair-value-adjusted market value to be used in the calculation of the net asset value of the Trust or its Series. The Trust understands that State Street does not assume responsibility for the accuracy of the adjustment factors or other fair value pricing information provided by the specified fair value vendor and that State Street shall have no liability for any incorrect data provided by said vendor specified by the Trust, except as may arise from State Street's lack of reasonable care in applying any adjustment factors to the closing prices of the Trusts' or Series' securities and/or (if applicable) calculating the fair value adjusted net asset value of the Trust or Series in accordance with the data furnished to State Street.

The Trust agrees to indemnify and hold State Street harmless from any claim, loss or damage arising as a result of using Fair Value adjustment factors or prices furnished by any specified Fair Value pricing source.

The Trust agrees to notify State Street promptly in writing if the fair value pricing procedures authorized by the Trust's Board have been changed.

Kindly acknowledge your acceptance of the terms of this letter in the space provided below.

By:  /s/ Richard A. Novak               The foregoing terms are hereby accepted.
[Authorized Officer of the Trust]
Title:  Treasurer
                                        STATE STREET BANK AND TRUST COMPANY
                                        By:  /s/ Leo O'Donnell
                                               Vice President

FUND ENTITY NAME:                 FEDERATED INVESTORS

EFFECTIVE DATE: 1-1-2007

FAIR VALUE PRICING SOURCE: ITG

MARKET TRIGGER(S) WITH TIMING

             1)  THE FIRST TRIGGER INCORPORATES 2 NIKKEI 225 FUTURES CONTRACTS *
                 a) NIA Index (Most  recent contract trading in Singapore)
                 b) NXA Index (Most recent contract trading in Chicago)

TIMING:     NIA Index at 1AM EST/2AM EDT - NXA Index at 4PM EST/EDT

       * THE FOLLOWING CHART DETAILS THE APPROPRIATE TRIGGERS IN THE EVENT THAT ONE OR MORE OF THE ABOVE MARKETS IS CLOSED.

                                                SINGAPORE (NIA INDEX) / CHICAGO (NXA INDEX)
JAPANESE
  STOCK
 MARKET

              Open / Open                      Open / Closed                 Closed /               Closed / Closed
                                                                               Open
         NIA/NXA (from 1-2AM to GLOBEX S&P 500 (from Japanese close to 4PM)    NXA    GLOBEX S&P 500 (from Japanese close to 4PM)
Open     4PM); 1-2AM depending        - Symbol SPA Index or ESA Index         (from         - Symbol SPA Index or ESA Index
           on Japanese close                                                  4AM to
                                                                               4PM)
         NXA (from prior day's    GLOBEX S&P 500 (from prior day's 4PM to      NXA      GLOBEX S&P 500 (from prior day's 4PM to
Closed    4PM to current 4PM)   current 4PM) - Symbol SPA Index or ESA Index  (from   current 4PM) - Symbol SPA Index or ESA Index
                                                                              prior
                                                                              day's
                                                                              4PM to
                                                                             current
                                                                               4PM)


             1)  THE SECOND TRIGGER IS BASED ON THE S&P 500
          a)  S&P 500 (SPX Index)

TIMING:     11:30AM EST/EDT - 4:05PM EST/EDT

Note: GMT may change to and from DST on a different schedule than the U.S. Special attention must be made to know when changes to DST occur to ensure the prices are determined at the correct time.



THRESHOLD TO REQUEST CLIENT DETERMINATION TO INVOKE FAIR VALUE** (+ or -):
0.5 % or greater in either trigger

** THE FINAL DETERMINATION TO INVOKE FAIR VALUE IS MADE BY FEDERATED'S GLOBAL EQUITY TRADERS AT THE TIME OF NOTIFICATION (4:15PM) BY STATE STREET THAT EITHER OF THE TWO TRIGGERS HAVE BEEN ACHIEVED.

Authorized By:  /s/ Richard A. Novak

       Name:  Richard A. Novak

       Title:  Treasurer
             Officer of the Trust
       Date:  12/28/06


Accepted By:  /s/ Michael E. Hagerty
       Name: Michael E. Hagerty
                   Vice President
                    State Street Bank and Trust Company
       Date:  12/29/06


Fund Entity Indicate trust name or if multiple trusts or series of a trust, attach a complete list
Name
Effective   Date the trusts are to begin using Fair Value Pricing Source at SSC
Date
Fair Value  Name of Fair Value Pricing Source to be used
Pricing
Source
Market      Name of Trigger used to determine when to invoke Fair Value Pricing procedures, i.e., S&P 500, Nikkei
Trigger(s)
Timing of   A specific time at which the Trigger determines Fair Value Pricing procedures should be initiated, i.e., Japan close to
Trigger(s)  4 PM EST (Nikkei Futures), 4 PM EST prior day to 4 PM EST current day (S&P500)
Threshold   Minimum percentage of movement of designated Trigger to determine that a request for authorization should occur to
to Invoke   invoke Fair Value.
Fair Value
Authorized  Provide signature of the Trust Officer authorizing the completion of the Fair Value Pricing Authorization Form
By
Accepted By Provide signature of a Vice President from State Street Fund Group accepting the completion of the Fair Value Pricing
            Authorization Form

                                   EXHIBIT D

                         COMPLIANCE PROCEDURES EXHIBIT

                             COMPLIANCE PROCEDURES

1940 ACT PREFERRED SHARES ASSET COVERAGE

SECTION 18(H) OF THE INVESTMENT COMPANY ACT OF 1940
"Asset coverage" of a class of senior security of an issuer which is a stock means the ratio which the value of the total assets of such issuer, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of such issuer plus the aggregate of the involuntary liquidation preference of such class of senior security which is a stock. The involuntary liquidation preference of a class of senior security which is a stock shall be deemed to mean the amount to which such class of senior security would be entitled on involuntary liquidation of the issuer in preference to a security junior to it.

FREQUENCY:  MONTHLY, as of the last business day of each month

CALCULATION:Determine whether the Asset Coverage is at least 200%

Total fund net assets
+ accrued unpaid dividends on pfd shs                  {divide} Value of senior securities representing indebtedness
+ +   +     liquidation preference on pfd shares
                                                                +  liquidation preference on pfd shs
+ value of senior securities representing indebtedness          +  accrued unpaid dividends on pfd shs
                                                       =        Asset Coverage Percentage
                                           > or = 200% =        Fund Passes Test
                                                < 200% =        Fund Fails Test

TOLERANCE:
State Street Fund Administration (SSFA) will complete the test on a monthly basis and report the results of the test to Federated Investors Inc. Once SSFA has notified Federated of the test results, Federated may impose certain restrictions on trading.

CURE PERIOD:
Should the Fund fail to maintain the 1940 Act Preferred Shares Asset Coverage as of a given Valuation Date (the last business day of each month), the cure date is as of the LAST business day of the month following such Valuation Date.


PREFERRED SHARES BASIC MAINTENANCE AMOUNT:

FREQUENCY:  MONTHLY


REPORTING DEADLINES:As of the Closing Time (February 18, 2003), on a pro forma basis assuming the receipt of the net proceeds from the sale of the AMPS and using portfolio holdings and valuations as of the close of business on any day not more than six business days prior to the Closing Time (provided that the total net assets of the Fund as of the Closing Time have not declined by more than 5% or more from such valuation date). [Note:
                  Compliance as of the Closing Time (using portfolio holdings and valuations as of the Closing Time) with the Investment Company Act Preferred Shares Asset Coverage is also required.

                  On the first business day after the date of original issue (i.e., February 18, 2003) of the preferred shares (by 5 pm
                  ET); as of the close of business on original issue date

                  On the seventh business day after each monthly Valuation Date (by 5 pm ET), as of the Valuation Date

                  In instances of failure to satisfy Preferred Shares Basic Maintenance Amount as of any Valuation Date, on the seventh business day after the Preferred Shares Basic Maintenance Cure Date (Deadline = the 14th business day after the failure Valuation Date) (by 5 pm ET), as of the Preferred Shares Basic Maintenance Cure Date

                  On the seventh business day after the Fund has redeemed Common Shares (by 5 pm ET)

                  On the seventh business day after the ratio of the Discounted Value of (Fitch or Moody's) Eligible Assets to the Preferred Shares Basic Maintenance Amount as of any monthly Valuation Date is less than or equal to 105% (by 5 pm ET) [Note: This adds nothing to the existing requirement to furnish a report as of each Valuation Date].

                  On the seventh business day after a request by Moody's or Fitch (by 5pm ET), as of the date of such request

                  On the second business day prior to the first day of a Special Rate Period (by 11 am ET), as of the third business day prior to the first day of the Special Rate Period and assuming for purposes of the calculation that (a) the Maximum Rate is the Maximum Rate on such third business day as if such day were the Auction date for the proposed Special Rate Period and (b) the Moody's and Fitch Discount Factors are determined by reference to an Exposure Period of 8 weeks.

CURE PERIOD:
Should the Fund fail to satisfy the Preferred Shares Basic Maintenance Amount as of a given Valuation Date (the last business day of each month), the cure date is as of the SEVENTH business day following such Valuation Date.

CALCULATION:
To ensure that the eligible assets (assets discounted based upon Fitch's and Moody's ratings, as described below) of the Fund are greater than the Fund's basic maintenance amount (as described below). If the eligible assets are less than the basic maintenance amount, the Fund fails the test.

BASIC MAINTENANCE AMOUNT (BMA):
The Fund's basic maintenance amount is the sum of the following:

BMA Component                                                                                                        Calculation
  1.  Sum of:
     a.LIQUIDATION VALUE OF THE OUTSTANDING SHARES OF PREFERRED STOCK                                                Number of
     The product of the number of Preferred Shares outstanding on the Valuation Date multiplied by the liquidation   preferred
      price of $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding shares
      on such date multiplied by the liquidation preference of such shares) plus any redemption premium applicable   outstanding *
      to Preferred Shares (or other preferred shares) then subject to redemption                                     liquidation
                                                                                                                     price of
                                                                                                                     preferred
                                                                                                                     shares
                                                                                                                     FEDERATED TO
                                                                                                                     INFORM SSFA OF
                                                                                                                     ANY INSTANCE OF
                                                                                                                     A REDEMPTION
                                                                                                                     PREMIUM.
     b.     CURRENT PERIOD DIVIDEND EXPOSURE                                                                         For each series
     The aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not of preferred
      earned or declared) to (but not including) the first respective Dividend Payment Dates for Preferred Shares    shares:
      outstanding that follows such Valuation Date (plus the aggregate amount of dividends,  whether or not earned   Number of
      or declared, that will have accumulated in respect of other outstanding preferred shares to, but not           preferred
      including, the first respective dividend payment dates for such other shares that follow such Valuation Date)  shares outstanding *
                                                                                                                     $25,000 *
                                                                                                                     Auction rate *
                                                                                                                     (# of days in
                                                                                                                     dividend period
                                                                                                                     / 365 [if
                                                                                                                     dividend period
                                                                                                                     = 7 days or 360
                                                                                                                     [for all other
                                                                                                                     dividend
                                                                                                                     periods])
     c.PROJECTED DIVIDEND AMOUNT                                                                                     For each series
     The aggregate amount of dividends that would accumulate on shares of each series of Preferred Shares            of preferred
                                                                                                                     shares:
                                                                                                                     # of preferred
                                                                                                                         shares
                                                                                                                      outstanding *
                                                                                                                        $25,000 *
                                                                                                                      Maximum Rate*
                                                                                                                       Volatility
                                                                                                                         Factor
                                                                                                                       * # of days
                                                                                                                       from first
                                                                                                                        Dividend
                                                                                                                      Payment Date
                                                                                                                        following
                                                                                                                     Valuation Date
                                                                                                                       through the
                                                                                                                     49th day after
                                                                                                                     Valuation Date
                                                                                                                         365 [if
                                                                                                                     dividend period
                                                                                                                      = 7 days] or
                                                                                                                       360 [for all
                                                                                                                     other dividend
                                                                                                                        periods]
      outstanding from such first respective Dividend Payment Date therefore through the 49th day after such         Maximum rate=
      Valuation Date,                                                                                                RATE MULTIPLE
                                                                                                                     (1.10 if
                                                                                                                     prevailing
                                                                                                                     rating is Aa3
                                                                                                                     or higher for
                                                                                                                     Moody's, and
                                                                                                                     AA- or higher
                                                                                                                     for Fitch)
                                                                                                                     MULTIPLIED BY
                                                                                                                     (A) THE "AA"
                                                                                                                     FINANCIAL
                                                                                                                     COMPOSITE
                                                                                                                     COMMERCIAL
                                                                                                                     PAPER RATE (in
                                                                                                                     the case of
                                                                                                                     Minimum Rate
                                                                                                                     Periods and
                                                                                                                     Special Rate
                                                                                                                     Periods of
                                                                                                                     fewer than 183
                                                                                                                     Rate Period
                                                                                                                     Days) OR (B)
                                                                                                                     THE TREASURY
                                                                                                                     BILL RATE in
                                                                                                                     the case of
                                                                                                                     Special Rate
                                                                                                                     Periods of more
                                                                                                                     than 182 Rate
                                                                                                                     Period Days but
                                                                                                                     fewer than 365
                                                                                                                     Rate Period
                                                                                                                     Days.
      at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing FEDERATED TO
      on such Dividend Payment Date)                                                                                 NOTIFY SSFA IN
                                                                                                                     CASE OF :
                                                                                                                     *  SPECIAL RATE
                                                                                                                        PERIOD
                                                                                                                     *  CREDIT
                                                                                                                        RATING FOR
                                                                                                                        PREFERRED
                                                                                                                        SHARES FALLS
                                                                                                                        BELOW AA3
                                                                                                                        FOR MOODY'S
                                                                                                                        OR AA- FOR
                                                                                                                        FITCH
                                                                                                                     *  IF A FAILURE
                                                                                                                        TO DEPOSIT
                                                                                                                        OCCURS
                                                                                                                     *  IF ALL
                                                                                                                        OUTSTANDING
                                                                                                                        SHARES ARE
                                                                                                                        SUBJECT TO
                                                                                                                        SUBMITTED
                                                                                                                        HOLD ORDERS
      for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a
      Notice of Special Rate Period to the Auction Agent with respect to shares of such series, such Maximum Rate shall be the HIGHER OF
       i.the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment
         Date AND
       ii.the Maximum Rate for a Minimum Rate Period of shares of such series to commence on such Dividend Payment
         Date, multiplied by the greater of
       iii. the Moody's Volatility Factor (if Moody's is then rating the Preferred Shares) and                       SSFA WILL USE A
                                                                                                                     VOLATILITY RATE
                                                                                                                     OF 2.75 FOR
                                                                                                                     CONSERVATISM.
       iv.  the Fitch Volatility Factor (if Fitch is then rating the Preferred Shares) applicable to a Minimum Rate
         Period, OR,
      in the event the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent with respect to such shares of such series designating a Special Rate Period consisting of 56 Rate Period Days or more the greater of
       v.the Moody's Volatility Factor and
       vi.  Fitch Volatility Factor
       applicable to a Special Rate Period of that length
      (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other preferred stock outstanding from such respective dividend payment dates through the 56th day after such
      Valuation Date, as established by or pursuant to the respective statements supplementary establishing and fixing the rights and preferences of such other preferred shares), (except that if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred stock other than Preferred Shares, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred AND
      for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than Preferred Shares, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days)
      d.    THE AMOUNT OF ANTICIPATED EXPENSES OF THE FUND FOR THE 90 DAYS SUBSEQUENT TO SUCH VALUATION DATE.        Current daily
                                                                                                                     expense accrual
                                                                                                                     * 90 days
      e.    THE AMOUNT OF THE FUND'S MAXIMUM POTENTIAL GROSS-UP PAYMENT LIABILITY                                    FEDERATED TO
      in respect of Preferred Shares (and similar amounts payable in respect of other preferred shares, as of such   INFORM SSFA IF
      Valuation Date.                                                                                                SUCH SITUATION
      MAXIMUM POTENTIAL GROSS-UP PAYMENT LIABILITY as of any Valuation Date, shall mean the aggregate amount of      EXISTS.
      Gross-up Payments that would be due if the Fund were to make Taxable Allocations, with respect to any taxable  Estimated year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable
      taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation    distribution
      Date, and assuming such Gross-up Payments are fully taxable.                                                   (capital gain +
                                                                                                                     taxable income)
                                                                                                                     to preferred
                                                                                                                     shares * 38.6%
                                                                                                                     federal tax.
      f.    THE AMOUNT OF ANY INDEBTEDNESS OR OBLIGATIONS OF THE FUND SENIOR IN RIGHT OF PAYMENT TO THE PREFERRED    FEDERATED TO
      SHARES; and                                                                                                    INFORM SSFA IF
                                                                                                                     SUCH SITUATION
                                                                                                                     EXISTS.
      g.    ANY CURRENT LIABILITIES as of such Valuation Date to the extent not reflected in any of 1a through 1f    Liabilities
      (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and from the trial
      any liabilities incurred for the purpose of clearing securities transactions)                                  balance.
  2.  LESS:                                                                                                          Less:
  the face value of                                                                                                  The value of
  (i.e., for purposes of current Moody's guidelines,                                                                 any of the
     a.cash,                                                                                                         Fund's assets
     b.     short-term Municipal Obligations rated MIG-1, VMIG-1 or P-1, and                                         irrevocably
     c.short-term securities that are the direct obligation of the U.S. government, provided in each case that such  deposited by
      securities mature on or prior to the date upon which any of 1a through 1g become payable, otherwise the        the Fund for
      Moody's Discounted Value)                                                                                      the payment of
   of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of 1a through 1g             any of 1a
                                                                                                                     through 1g.

                                     FITCH

FITCH ELIGIBLE
ASSETs:
Eligible Asset       Calculation
Component
1. Cash,             Cash per trial balance
2. Receivables for   Receivable for Municipal Obligations Sold per trial balance.  Ensure that the receivables are due to settle
   Municipal         within five business days of the Valuation Date.
   Obligations Sold,
   or
3. Unrealized Gain   Unrealized Gain from Hedging Transactions' shall mean, as of any Valuation Date, (1) in the case of a swap
   from Hedging      contract (including total return swaps and interest rate swaps), the amount, if any, that the Fund would
   Transactions      receive if the swap contract were terminated as of the Valuation Date, (2) in the case of an interest rate futures contract, the amount, if any, that the Fund would receive if it were to eliminate its open futures position as of the Valuation Date by entering into an offsetting contract of the same specifications or (3) in the case of an option on interest rate futures contracts, the Market Value thereof as of the Valuation Date.
                     For the purpose of determining the Discounted Value of any Unrealized Gain from Hedging Transactions,
                     (i) unrealized gain from a swap contract shall be treated in the same manner as a Municipal Obligation, except that the issuer rating assigned to the swap counterparty shall be used, and (ii) unrealized gain from an interest rate futures contract or an option on interest rate futures contracts shall be deemed to have a rating of A by Fitch.  The amount of any unrealized loss from hedging transactions as of any Valuation Date shall be treated as a reduction to Fitch Eligible Assets.
4. Municipal
   Obligation that
   a. Pays interest  FEDERATED TO INFORM SSFA IN ANY INSTANCE WHERE INTEREST IS NOT PAID IN CASH.
      in cash,
   b. Does not have  FEDERATED TO INFORM SSFA IN ANY INSTANCE WHERE FITCH'S RATINGS HAVE BEEN SUSPENDED.
      its Fitch
      rating
      suspended by
      Fitch, and
   c. Is part of an  ISSUER SIZE FROM BLOOMBERG WILL BE USED TO DETERMINE ELIGIBILITY.  SSFA TO PERFORM THE ANALYSIS BASED ON CUSIP
      issue of       AND NOTIFY FEDERATED OF ANY ISSUES BELOW $10,000,000.  FEDERATED WILL DETERMINE AND COMMUNICATE TO SSFA WHETHER
      Municipal      OR NOT THE CUSIP IS PART OF AN OVERALL ISSUE OF AT LEAST $10,000,000.
      Obligations of
      at least
      $10,000,000


For purposes of applying the following requirements for Single Issuer Concentration, State Concentration and applying the applicable
Fitch Discount Factor:
  1.  If a Municipal Obligation is not rated by Fitch but is rated by Moody's AND S&P, such Municipal Obligation (excluding short-
   term Municipal Obligations) will be deemed to have the Fitch rating which is the LOWER of the Moody's and S&P rating.
  2.  If a Municipal Obligation is not rated by Fitch but is rated by Moody's OR S&P, such Municipal Obligation (excluding short-
   term Municipal Obligations) will be deemed to have such rating.
SSFA WILL OBTAIN RATINGS FROM BLOOMBERG FOR NEW BUYS AND FOR THE ENTIRE PORTFOLIO MONTHLY.

A. SINGLE ISSUER
   CONCENTRATION:
  1.  Municipal      For purposes of identifying single issuers, the first six digits of the municipal security's cusip will be
   Obligations       considered the issuer identifier.  It is possible that the six digit cusip may represent a conduit rather than issued by any one the true issuer.  Therefore,  if any issuer exceeds the set limit, SSFA will research the true issuer on issuer and rated  Bloomberg and notify Federated.
   BB or lower, or
   not rated, may
   comprise no more
   than 4% of total
   Fitch Eligible
   Assets.
  2.  The total
   amount identified
   in item 1
   (above), together
   with any
   Municipal
   Obligations
   issued by the
   same issuer and
   rated BBB by
   Fitch may
   comprise no more
   than 6% of total
   Fitch Eligible
   Assets.
  3.  The total
   amount identified
   in item 2 (above)
   together with any
   Municipal
   Obligations
   issued by the
   same issuer and
   rated A by Fitch
   may comprise no
   more than 10% of
   total Fitch
   Eligible Assets.
  4.  The total
   amount identified
   in item 3 (above)
   together with any
   Municipal
   Obligations
   issued by the
   same issuer and
   rated AA by Fitch
   may comprise no
   more than 20% of
   total Fitch
   Eligible Assets.
   For purposes of   FOR PURPOSES OF THIS TEST, SSFA WILL ASSUME THAT THE RATING PROVIDED BY BLOOMBERG IS FOR THE OBLIGATION AND
   the calculations  BASED SOLELY ON THE UNDERLYING CREDIT ENHANCEMENT, UNLESS INFORMATION IS SUPPLIED BY FEDERATED.
   in items 1 - 4
   (above), any
   Municipal
   Obligation backed
   by the guaranty,
   letter of credit
   or insurance
   issued by a third
   party shall be
   deemed to be
   issued by such
   third party if
   the issuance of
   such third party
   credit is the
   sole determinant
   of the rating on
   such Municipal
   Obligations; and
   any Municipal
   Obligation for
   which the nominal
   issuer is a
   conduit for a
   third party the
   obligations of
   which are the
   sole source of
   revenues for the
   payment of such
   Municipal
   Obligation shall
   be deemed to be
   issued by such
   third party.
B. STATE
   CONCENTRATION:
  1.  Municipal
   Obligations
   issued by issuers
   located within a
   single state or
   territory and
   rated BB or lower
   or not rated may
   comprise no more
   than 12% of total
   Fitch Eligible
   Assets.
  2.  The total
   amount identified
   in item 1
   (above), together
   with any
   Municipal
   Obligations
   issued by issuers
   located within
   the same state or
   territory and
   rated BBB by
   Fitch may
   comprise no more
   than 20% of total
   Fitch Eligible
   Assets.
  3.  The total
   amount identified
   in item 2 (above)
   together with any
   Municipal
   Obligations
   issued by issuers
   located within
   the same state or
   territory and
   rated A by Fitch
   may comprise no
   more than 40% of
   total Fitch
   Eligible Assets.
  4.  The total
   amount identified
   in item 3 (above)
   together with any
   Municipal
   Obligations
   issued by issuers
   located within
   the same state or
   territory and
   rated AA by Fitch
   may comprise no
   more than 60% of
   total Fitch
   Eligible Assets

For purposes of applying the foregoing requirements for Single Issuer Concentration and State Concentration:
 1.Eligible Assets shall be calculated without including cash; and
 2.Municipal Obligations rated F1 by Fitch or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's; or, if not rated by
    Moody's, rated A-1+/AA or SP-1+/AA by S&P shall be considered to have a long-term rating of A.

ADJUSTMENTS TO
  FITCH'S ELIGIBLE
  ASSETS FOR
  FUTURES, OPTIONS
  AND FORWARD
  COMMITMENTS:
  1.  For purposes
   of determining
   whether the Fund
   has Fitch
   Eligible Assets
   with an aggregate
   Discounted Value
   that equals or
   exceeds the
   Preferred Shares
   Basic Maintenance
   Amount,

  the Discounted
   Value of Fitch
   Eligible Assets
   which the Fund is
   obligated to
   deliver or
   receive pursuant
   to an outstanding
   option shall be
   as follows:
     a.assets        SSFA will test whether the written call options expire within 49 days after the Valuation Date.
      subject to     IF THE 49 DAY LIMIT TEST IS NOT PASSED, SSFA WILL CONTACT FEDERATED TO DETERMINE WHETHER THE WRITTEN CALL
      call options   OPTIONS ARE EXCHANGE-TRADED AND "READILY REVERSIBLE".
      written by the
      Fund which are
      either
      exchange-
      traded and
      "readily
      reversible" or
      which expire
      within 49 days
      after the date
      as of which
      such valuation
      is made shall
      be valued at
      the LESSER OF:
       i.Discounted
         Value and
       ii.the
         exercise
         price of
         the call
         option
         written by
         the Fund;
     b.     assets
      subject to
      call options
      written by the
      Fund not
      meeting the
      requirements
      of clause (a)
      of this
      sentence shall
      have NO VALUE;
     c.assets
      subject to put
      options
      written by the
      Fund shall be
      valued at the
      LESSER OF:
       i.the
         exercise
         price and
       ii.the
         Discounted
         Value of
         the subject
         security;
         and
     d.     Where    FEDERATED TO INFORM SSFA OF THE VARIOUS SECURITIES OF THE CLASS OF SECURITIES IF SUCH SITUATION EXISTS.
      delivery may
      be made to the
      Fund with any
      security of a
      class of
      securities,
      the Fund shall
      assume it will
      take delivery
      of the
      security with
      the lowest
      Discounted
      Value.
  2.  For purposes
   of determining
   whether the Fund
   has Fitch
   Eligible Assets
   with an aggregate
   Discounted Value
   that equals or
   exceeds the
   Preferred Shares
   Basic Maintenance
   Amount,

  the following
   amounts shall be
   SUBTRACTED from
   the aggregate
   Discounted Value
   of the Fitch
   Eligible Assets
   held by the Fund:
     a.10% of the
      exercise price
      of a written
      call option;
     b.     the
      exercise price
      of any written
      put option;

     c.the
      settlement
      price of the
      underlying
      futures
      contract if
      the Fund
      writes put
      options on a
      futures
      contract
     d.     105% of
      the Market
      Value of the
      underlying
      futures
      contracts if
      the Fund
      writes call
      options on a
      futures
      contract and
      does not own
      the underlying
      contract.
  3.  For purposes
   of determining
   whether the Fund
   has Fitch
   Eligible Assets
   with an aggregate
   Discounted Value
   that equals or
   exceeds the
   Preferred Shares
   Basic Maintenance
   Amount,

  the Discounted
   Value of Forward
   Commitments will
   be the Discounted
   Value as
   calculated by
   applying the
   respective Fitch
   Discount Factor.


DISCOUNTING FITCH'S ASSETS: Once the above procedures have been performed, determine the discounted market value for each security. Discount each security as follows:

                                 RATING CATEGORY

             EXPOSURE PERIOD              AAA* AA*   A*  BBB* F1** UNRATED***
 7 weeks                                  151% 159% 166% 173% 136%    225%
 8 weeks or less but greater than 7 weeks
                                          154% 161% 168% 176% 137%    231%
 9 weeks or less but greater than 8 weeks
                                          158% 163% 170% 177% 138%    240%

*    Fitch rating.
** Municipal Obligations rated F2 by Fitch, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.
***  Municipal Obligations rated less than BBB by Fitch or unrated.

Notwithstanding the foregoing:

  1. The Fitch Discount Factor for short-term Municipal Obligations will be 115%, so long as:

     a.Such Municipal Obligations are rated at least F2 by Fitch (or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's or at least A-1+ or SP-1+ by S&P) and

     b. Mature or have a demand feature at par exercisable in 30 days or less, and

  2. No Fitch Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

When the Fund sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such
Municipal Obligation shall be valued at its Discounted Value for purposes of determining Fitch Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount.
When the Fund purchases a Fitch Eligible Asset and agrees to sell it at a future date, such Fitch Eligible Asset shall be valued at the amount of cash to be received by the Fund upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A by Fitch and the transaction has a term of no more than 30 days;
otherwise, such Fitch Eligible Asset shall be valued at the Discounted Value of such Fitch Eligible Asset.
Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset for purposes of determining the   SSFA WILL
Preferred Shares Basic Maintenance Amount to the extent it is                                                           ASSUME THIS
  1.  subject to any material lien, mortgage, pledge, security interest or security agreement of any kind               PARAGRAPH IS
   (collectively, "Liens"), except for                                                                                  NOT
     a.Liens which are being contested in good faith by appropriate proceedings and which Fitch (if Fitch is then       APPLICABLE
      rating the Preferred Shares) has indicated to the Fund will not affect the status of such asset as a Fitch        UNLESS
      Eligible Asset,                                                                                                   INFORMATION
     b.     Liens for taxes that are not then due and payable or that can be paid thereafter without penalty,           IS PROVIDED
     c.Liens to secure payment for services rendered or cash advanced to the Fund by the Fund's investment adviser,     BY
      custodian or the Auction Agent,                                                                                   FEDERATED.
     d.     Liens by virtue of any repurchase agreement, and
     e.Liens in connection with any futures margin account or swap contract; or
  2.  deposited irrevocably for the payment of any liabilities.

                                    MOODY'S

MOODY'S ELIGIBLE
ASSETs:
Eligible Asset       Calculation
Component
1. Cash,             Cash per trial balance
2. Receivables for   Receivable for Municipal Obligations Sold per trial balance.  Ensure that the receivables are due to settle
   Municipal         within five business days of the Valuation Date.
   Obligations Sold,
   or
3. Unrealized Gain   Unrealized Gain from Hedging Transactions' shall mean, as of any Valuation Date, (1) in the case of a swap
   from Hedging      contract (including total return swaps and interest rate swaps), the amount, if any, that the Fund would
   Transactions      receive if the swap contract were terminated as of the Valuation Date, (2) in the case of an interest rate futures contract, the amount, if any, that the Fund would receive if it were to eliminate its open futures position as of the Valuation Date by entering into an offsetting contract of the same specifications or (3) in the case of an option on interest rate futures contracts, the Market Value thereof as of the Valuation Date.
                     For the purpose of determining the Discounted Value of any Unrealized Gain from Hedging Transactions,
                     (i) unrealized gain from a swap contract shall be treated in the same manner as a Municipal Obligation, except that the issuer rating assigned to the swap counterparty shall be used, and (ii) unrealized gain from an interest rate futures contract or an option on interest rate futures contracts shall be deemed to have a rating of A by Moody's.  The amount of any unrealized loss from hedging transactions as of any Valuation Date shall be treated as a reduction to Moody's Eligible Assets.
4. Municipal
   Obligation that
     a.Pays interest FEDERATED TO INFORM SSFA IN ANY INSTANCE WHERE INTEREST IS NOT PAID IN CASH.
      in cash,
     b.     Does not FEDERATED TO INFORM SSFA IN ANY INSTANCE WHERE MOODY'S RATINGS HAVE BEEN SUSPENDED.
      have its
      Moody's rating
      suspended by
      Moody's, and
     c.Is part of an ISSUER SIZE FROM BLOOMBERG WILL BE USED TO DETERMINE ELIGIBILITY.  SSFA TO PERFORM THE ANALYSIS BASED ON CUSIP
      issue of       AND NOTIFY FEDERATED OF ANY ISSUES BELOW $10,000,000.  FEDERATED WILL DETERMINE AND COMMUNICATE TO SSFA WHETHER
      Municipal      OR NOT THE CUSIP IS PART OF AN OVERALL ISSUE OF AT LEAST $10,000,000.
      Obligations of
      at least
      $10,000,000

For purposes of applying the following requirements for Single Issuer Concentration, State Concentration and applying the applicable
Moody's Discount Factor, except as the Fund is otherwise advised in writing by Moody's:
  1.  if a Municipal Obligation is not rated by Moody's but is rated by Fitch and S&P, such Municipal Obligation (excluding short-
   term Municipal Obligations) will be deemed to have the Moody's rating which is equivalent to the lower of the Fitch and S&P ratings;
  2.  if a Municipal Obligation is not rated by Moody's but is rated by Fitch or S&P, such Municipal Obligation (excluding short-
   term Municipal Obligations) will be deemed to have the Moody's equivalent of such rating.
SSFA WILL OBTAIN RATINGS FROM BLOOMBERG FOR NEW BUYS AND FOR THE ENTIRE PORTFOLIO MONTHLY.  FEDERATED TO INFORM SSFA IN ANY INSTANCE
WHERE THE FUND IS ADVISED IN WRITING BY MOODY'S THAT THE FOREGOING DOES NOT APPLY TO A MUNICIPAL OBLIGATION HELD BY THE FUND
A. SINGLE ISSUER
   CONCENTRATION:
  1.  Municipal      For purposes of identifying single issuers, the first six digits of the municipal security's cusip will be
   Obligations       considered the issuer identifier.  It is possible that the six digit cusip may represent a conduit rather than issued by any one the true issuer.  Therefore, if any issuer exceeds the set limit, SSFA will research the true issuer on issuer and rated  Bloomberg and notify Federated.
   Ba or lower by
   Moody's or not
   rated by Moody's
   may comprise no
   more than 4% of
   total Moody's
   Eligible Assets.
  2.  The total
   amount identified
   in item 1
   (above), together
   with any
   Municipal
   Obligations
   issued by the
   same issuer and
   rated Baa by
   Moody's may
   comprise no more
   than 6% of total
   Moody's Eligible
   Assets.
  3.  The total
   amount identified
   in item 2 (above)
   together with any
   Municipal
   Obligations
   issued by the
   same issuer and
   rated A by
   Moody's may
   comprise no more
   than 10% of total
   Moody's Eligible
   Assets.
  4.  The total
   amount identified
   in item 3 (above)
   together with any
   Municipal
   Obligations
   issued by the
   same issuer and
   rated Aa by
   Moody's may
   comprise no more
   than 20% of total
   Moody's Eligible
   Assets.
   For purposes of   FOR PURPOSES OF THIS TEST, SSFA WILL ASSUME THAT THE RATING PROVIDED BY BLOOMBERG IS FOR THE OBLIGATION AND NOT
   the calculations  BASED SOLELY ON THE UNDERLYING CREDIT ENHANCEMENT, UNLESS INFORMATION IS SUPPLIED BY FEDERATED.
   in items 1 - 4
   (above), any
   Municipal
   Obligation backed
   by the guaranty,
   letter of credit
   or insurance
   issued by a third
   party shall be
   deemed to be
   issued by such
   third party if
   the issuance of
   such third party
   credit is the
   sole determinant
   of the rating on
   such Municipal
   Obligations; and
   any Municipal
   Obligation for
   which the nominal
   issuer is a
   conduit for a
   third party the
   obligations of
   which are the
   sole source of
   revenues for the
   payment of such
   Municipal
   Obligation shall
   be deemed to be
   issued by such
   third party.
B. STATE
   CONCENTRATION:
  1.  Municipal
   Obligations
   issued by issuers
   located within a
   single state or
   territory and
   rated Ba or lower
   by Moody's or not
   rated by Moody's
   may comprise no
   more than 12% of
   total Moody's
   Eligible Assets.
  2.  The total
   amount identified
   in item 1
   (above), together
   with any
   Municipal
   Obligations
   issued by issuers
   located within a
   single state or
   territory and
   rated Baa by
   Moody's may
   comprise no more
   than 20% of total
   Moody's Eligible
   Assets.
  3.  The total
   amount identified
   in item 2 (above)
   together with any
   Municipal
   Obligations
   issued by issuers
   located within a
   single state or
   territory and
   rated A by
   Moody's may
   comprise no more
   than 40% of total
   Moody's Eligible
   Assets.
  4.  The total
   amount identified
   in item 3 (above)
   together with any
   Municipal
   Obligations
   issued by issuers
   located within a
   single state or
   territory and
   rated Aa by
   Moody's may
   comprise no more
   than 60% of total
   Moody's Eligible
   Assets.

For purposes of applying the foregoing requirements for Single Issuer Concentration and State Concentration:
  1.  Eligible Assets shall be calculated without including cash; and
  2.  Municipal Obligations rated MIG-1, VMIG-1 or P-1 by Moody's or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P, or if not rated by S&P, rated F1 by Fitch, shall be considered to have a long-term rating of A.

ADJUSTMENTS TO
  MOODY'S ELIGIBLE
  ASSETS FOR
  FUTURES, OPTIONS
  AND FORWARD
  COMMITMENTS:
  1.  For purposes
   of determining
   whether the Fund
   has Moody's
   Eligible Assets
   with an aggregate
   Discounted Value
   that equals or
   exceeds the
   Preferred Shares
   Basic Maintenance
   Amount,

  the Discounted
   Value of Moody's
   Eligible Assets
   which the Fund is
   obligated to
   deliver or
   receive pursuant
   to an outstanding
   option shall be
   as follows:
     a.assets        SSFA will test whether the written call options expire within 49 days after the Valuation Date.
      subject to     IF THE 49 DAY LIMIT TEST IS NOT PASSED, SSFA WILL CONTACT FEDERATED TO DETERMINE WHETHER THE WRITTEN CALL
      call options   OPTIONS ARE EXCHANGE-TRADED AND "READILY REVERSIBLE".
      written by the
      Fund which are
      either
      exchange-
      traded and
      "readily
      reversible" or
      which expire
      within 49 days
      after the date
      as of which
      such valuation
      is made shall
      be valued at
      the LESSER OF:
       i.Discounted
         Value and
       ii.the
         exercise
         price of
         the call
         option
         written by
         the Fund;
     b.     assets
      subject to
      call options
      written by the
      Fund not
      meeting the
      requirements
      of clause (A)
      of this
      sentence shall
      have NO VALUE;
     c.assets
      subject to put
      options
      written by the
      Fund shall be
      valued at the
      LESSER OF:
       i.the
         exercise
         price and
       ii.the
         Discounted
         Value of
         the subject
         security;
         and
     d.     where    FEDERATED TO INFORM SSFA OF THE VARIOUS SECURITIES OF THE CLASS OF SECURITIES IF SUCH SITUATION EXISTS.
      delivery may
      be made to the
      Fund with any
      security of a
      class of
      securities,
      the Fund shall
      assume it will
      take delivery
      of the
      security with
      the lowest
      Discounted
      Value.
  2.  For purposes
   of determining
   whether the Fund
   has Moody's
   Eligible Assets
   with an aggregate
   Discounted Value
   that equals or
   exceeds the
   Preferred Shares
   Basic Maintenance
   Amount,

  the following
   amounts shall be
   SUBTRACTED from
   the aggregate
   Discounted Value
   of the Moody's
   Eligible Assets
   held by the Fund:
     a.10% of the
      exercise price
      of a written
      call option;
     b.     the
      exercise price
      of any written
      put option;
     c.the
      settlement
      price of the
      underlying
      futures
      contract if
      the Fund
      writes put
      options on a
      futures
      contract; and
     d.     105% of
      the Market
      Value of the
      underlying
      futures
      contracts if
      the Fund
      writes call
      options on a
      futures
      contract and
      does not own
      the underlying
      contract.
  3.  For purposes
   of determining
   whether the Fund
   has Moody's
   Eligible Assets
   with an aggregate
   Discounted Value
   that equals or
   exceeds the
   Preferred Shares
   Basic Maintenance
   Amount,

  the Discounted
   Value of all
   FORWARD
   COMMITMENTS will
   be the Discounted
   Value as
   calculated by
   applying the
   respective
   Moody's Discount
   Factor.


DISCOUNTING MOODY'S ASSETS: Once the above procedures have been performed, determine the discounted market value for each security. Discount each security as follows:

                                RATING CATEGORY

EXPOSURE PERIOD                           AAA* AA*  A*   BAA* (V)MIG-1** UNRATED***
7 weeks..................                 151% 159% 166% 173% 136%       225%
8 weeks or less but  greater than 7 weeks 154% 161% 168% 176% 137%       231%
9 weeks or less but  greater than 8 weeks 158% 163% 170% 177% 138%       240%


*     Moody's rating (or, if not rated by Moody's, see above).

** Municipal Obligations rated MIG-1 or VMIG-1 (or, if not rated by Moody's, see above), which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

*** Municipal Obligations rated less than Baa3 by Moody's (or, if not rated by Moody's, see above) or unrated. Securities rated below Baa by Moody's (or, if not rated by Moody's, see above) and unrated securities, which are securities rated by neither Moody's, S&P or Fitch, may not exceed 10% of Moody's Eligible Assets.


Notwithstanding the foregoing:

1. The Moody's Discount Factor for short-term Municipal Obligations will be 115%, so long as

   a) such Municipal Obligations are rated at least MIG-1, VMIG-1 or P-1 by Moody's (or if not rated by Moody's, rated at least F1 by Fitch or at least A-1+/AA or SP-1+/AA by S&P) and

   b) mature or have a demand feature at par exercisable in 30 days or less, and

2. No Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

When the Fund sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such
Municipal Obligation shall be valued at its Discounted Value for purposes of determining Moody's Eligible Assets and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount.
When the Fund purchases a Moody's Eligible Asset and agrees to sell it at a future date, such Moody's Eligible Asset shall be valued at the amount of cash to be received by the Fund upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A2 from Moody's and the transaction has a term of no more than 30 days; otherwise, such Moody's Eligible Asset shall be valued at the Discounted Value of such Moody's Eligible
Asset.
Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset for purposes of determining the SSFA WILL
Preferred Shares Basic Maintenance Amount to the extent it is                                                           ASSUME THIS
  1.  subject to any Liens, except for                                                                                  PARAGRAPH IS
     a.Liens which are being contested in good faith by appropriate proceedings and which Moody's (if Moody's is then   NOT
      rating the Preferred Shares) has indicated to the Fund will not affect the status of such asset as a Moody's      APPLICABLE
      Eligible Asset,                                                                                                   UNLESS
     b.     Liens for taxes that are not then due and payable or that can be paid thereafter without penalty,           INFORMATION
     c.Liens to secure payment for services rendered or cash advanced to the Fund by the Fund's investment adviser,     IS PROVIDED
      custodian or the Auction Agent,                                                                                   BY
     d.     Liens by virtue of any repurchase agreement, and                                                            FEDERATED.
     e.Liens in connection with any futures margin account or swap contract; or
  1.  deposited irrevocably for the payment of any liabilities.

                                   EXHIBIT E

                        REMOTE ACCESS SERVICES ADDENDUM

                        REMOTE ACCESS SERVICES ADDENDUM
                                      TO
           FINANCIAL ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT

      ADDENDUM to that certain Financial Administration and Accounting Services Agreement dated as of January 1, 2007 (the "Services Agreement") between each of the investment companies listed on Exhibit A to the Services Agreement (the "Customer") and State Street Bank and Trust Company, including its subsidiaries and affiliates ("State Street").

      State Street has developed and utilizes proprietary accounting and other systems in conjunction with the custodian services which State Street provides to the Customer. In this regard, State Street maintains certain information in databases under its control and ownership which it makes available to its customers (the "Remote Access Services").

THE SERVICES

State Street agrees to provide the Customer, and its designated investment advisors, consultants or other third parties authorized by State Street ("Authorized Designees") with access to In~SightSM as described in Exhibit A to this Addendum or such other systems as may be offered from time to time (the "System") on a remote basis.

SECURITY PROCEDURES

The Customer agrees to comply, and to cause its Authorized Designees to comply, with remote access operating standards and procedures and with user identification or other password control requirements and other security procedures as may be issued from time to time by State Street for use of the System and access to the Remote Access Services. The Customer agrees to advise State Street immediately in the event that it learns or has reason to believe that any person to whom it has given access to the System or the Remote Access Services has violated or intends to violate the terms of this Addendum and the Customer will cooperate with State Street in seeking injunctive or other equitable relief. The Customer agrees to discontinue use of the System and Remote Access Services, if requested, for any security reasons cited by State Street.

FEES

Fees and charges for the use of the System and the Remote Access Services and related payment terms shall be as set forth in the Financial Administration and Accounting Services Fee Schedule in effect from time to time between the parties (the "Fee Schedule"). The Customer shall be responsible for any tariffs, duties or taxes imposed or levied by any government or governmental agency by reason of the transactions contemplated by this Addendum, including, without limitation, federal, state and local taxes, use, value added and personal property taxes (other than income, franchise or similar taxes which may be imposed or assessed against State Street). Any claimed exemption from such tariffs, duties or taxes shall be supported by proper documentary evidence delivered to State Street.

PROPRIETARY INFORMATION/INJUNCTIVE RELIEF

The System and Remote Access Services described herein and the databases, computer programs, screen formats, report formats, interactive design techniques, formulae, processes, systems, software, know-how, algorithms, programs, training aids, printed materials, methods, books, records, files, documentation and other information made available to the Customer by State Street as part of the Remote Access Services and through the use of the System and all copyrights, patents, trade secrets and other proprietary rights of State Street related thereto are the exclusive, valuable and confidential property of State Street and its relevant licensors (the "Proprietary Information"). The Customer agrees on behalf of itself and its Authorized Designees to keep the Proprietary Information confidential and to limit access to its employees and Authorized Designees (under a similar duty of confidentiality) who require access to the System for the purposes intended. The foregoing shall not apply to Proprietary Information in the public domain or required by law to be made public.

The Customer agrees to use the Remote Access Services only in connection with the proper purposes of this Addendum. The Customer will not, and will cause its employees and Authorized Designees not to, (i) permit any third party to use the System or the Remote Access Services, (ii) sell, rent, license or otherwise use the System or the Remote Access Services in the operation of a service bureau or for any purpose other than as expressly authorized under this Addendum, (iii) use the System or the Remote Access Services for any fund, trust or other investment vehicle without the prior written consent of State Street, or (iv) allow or cause any information transmitted from State Street's databases, including data from third party sources, available through use of the System or the Remote Access Services, to be published, redistributed or retransmitted for other than use for or on behalf of the Customer, as State Street's customer.

The Customer agrees that neither it nor its Authorized Designees will modify the System in any way; enhance or otherwise create derivative works based upon the System; nor will the Customer or Customer's Authorized Designees reverse engineer, decompile or otherwise attempt to secure the source code for all or any part of the System.

The Customer acknowledges that the disclosure of any Proprietary Information, or of any information which at law or equity ought to remain confidential, will immediately give rise to continuing irreparable injury to State Street inadequately compensable in damages at law and that State Street shall be entitled to obtain immediate injunctive relief against the breach or threatened breach of any of the foregoing undertakings, in addition to any other legal remedies which may be available.

LIMITED WARRANTIES

State Street represents and warrants that it is the owner of and has the right to grant access to the System and to provide the Remote Access Services contemplated herein. Because of the nature of computer information technology, including but not limited to the use of the Internet, and the necessity of relying upon third party sources, and data and pricing information obtained from third parties, the System and Remote Access Services are provided "AS IS", and the Customer and its Authorized Designees shall be solely responsible for the investment decisions, results obtained, regulatory reports and statements produced using the Remote Access Services. State Street and its relevant licensors will not be liable to the Customer or its Authorized Designees for any direct or indirect, special, incidental, punitive or consequential damages arising out of or in any way connected with the System or the Remote Access Services, nor shall either party be responsible for delays or nonperformance under this Addendum arising out of any cause or event beyond such party's control.

EXCEPT AS EXPRESSLY SET FORTH IN THIS ADDENDUM, STATE STREET, FOR ITSELF AND ITS RELEVANT LICENSORS, EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES CONCERNING THE SYSTEM AND THE SERVICES TO BE RENDERED HEREUNDER, WHETHER EXPRESS OR IMPLIED INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE.

INFRINGEMENT

State Street will defend or, at our option, settle any claim or action brought against the Customer to the extent that it is based upon an assertion that access to the System or use of the Remote Access Services by the Customer under this Addendum constitutes direct infringement of any patent or copyright or misappropriation of a trade secret, provided that the Customer notifies State Street promptly in writing of any such claim or proceeding and cooperates with State Street in the defense of such claim or proceeding. Should the System or the Remote Access Services or any part thereof become, or in State Street's opinion be likely to become, the subject of a claim of infringement or the like under any applicable patent or copyright or trade secret laws, State Street shall have the right, at State Street's sole option, to (i) procure for the Customer the right to continue using the System or the Remote Access Services,
(ii) replace or modify the System or the Remote Access Services so that the System or the Remote Access Services becomes noninfringing, or (iii) terminate this Addendum without further obligation.

TERMINATION

Either party to the Services Agreement may terminate this Addendum (i) for any reason by giving the other party at least one-hundred and eighty (180) days' prior written notice in the case of notice of termination by State Street to the Customer or thirty (30) days' notice in the case of notice from the Customer to State Street of termination, or (ii) immediately for failure of the other party to comply with any material term and condition of the Addendum by giving the other party written notice of termination. This Addendum shall in any event terminate within ninety (90) days after the termination of the Services Agreement. In the event of termination, the Customer will return to State Street all copies of documentation and other confidential information in its possession or in the possession of its Authorized Designees. The foregoing provisions with respect to confidentiality and infringement will survive termination for a period of three (3) years.

MISCELLANEOUS

This Addendum and the exhibits hereto constitute the entire understanding of the parties to the Services Agreement with respect to access to the System and the Remote Access Services. This Addendum cannot be modified or altered except in a writing duly executed by each of State Street and the Customer and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

By its execution of the Services Agreement, the Customer accepts responsibility for its and its Authorized Designees' compliance with the terms of this Addendum.

                                   EXHIBIT A
                                       TO
                      REMOTE ACCESS SERVICES ADDENDUM TO
           FINANCIAL ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT


                                   IN~SIGHTSM
                           System Product Description

In~SightSM provides bilateral information delivery, interoperability, and on-line access to State Street. In~SightSM allows users a single point of entry into State Street's diverse systems and applications. Reports and data from systems such as Investment Policy MonitorSM, Multicurrency HorizonSM, Securities Lending, Performance & Analytics, and Electronic Trade Delivery can be accessed through In~SightSM. This Internet-enabled application is designed to run from a Web browser and perform across low-speed data lines or corporate high-speed backbones. In~SightSM also offers users a flexible toolset, including an ad-hoc query function, a custom graphics package, a report designer, and a scheduling capability.